                                                                   EXHIBIT 10.24


                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (this "Agreement") dated and accepted as of the date set forth on the signature page hereof, by and among Toreador Resources Corporation, a Delaware corporation (the "Company"), and each of the persons listed on the Schedule of Purchasers attached hereto. Such entities or persons (and any other persons who become a party to this Agreement subsequent to the date of this Agreement pursuant to Section 1.1) are each referred to herein as a "Purchaser" and, collectively, as the "Purchasers".

         The Company wishes to sell to each Purchaser, and each Purchaser wishes to buy, on the terms and subject to the conditions set forth in this Agreement, shares (the "Preferred Shares") of the Company's Series A-1 Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"). The Preferred Shares are convertible pursuant to the terms of a Certificate of Designation relating to the Preferred Stock, the form of which is attached hereto as Exhibit A (the "Certificate of Designation") into shares (the "Conversion Shares") of the Company's Common Stock, par value $0.15625 per share (the "Common Stock"). Dividends on the Preferred Shares are payable, subject to the terms and conditions of the Certificate of Designation, in cash. The Preferred Shares and the Conversion Shares are collectively referred to herein as the "Securities".

         The Company has agreed to take all reasonable action necessary to affect the registration covering the resale of the Preferred Shares and the Conversion Shares under the Securities Act of 1933, as amended (the "Securities Act") pursuant to a Registration Rights Agreement of even date herewith by and among the Company and the Purchasers (the "Registration Rights Agreement"). The sale of the Preferred Shares by the Company to the Purchasers will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act.

         The Company and the Purchasers hereby agree as follows:

1. PURCHASE AND SALE OF PREFERRED SHARES.

         1.1 Agreement to Purchase and Sell. Upon the terms set forth herein, the Company agrees to sell and each Purchaser agrees to purchase, the number of Preferred Shares set forth below such Purchaser's name on the signature pages hereof and at a purchase price equal to Twenty-Five Dollars ($25.00) times the number of Preferred Shares purchased by such Purchaser (the "Purchase Price"). The Company may sell from time to time up to a maximum of $4,000,000 of Preferred Shares, provided, however, that at least $925,000 of Preferred Shares shall have been purchased as of the date of the first sale of Preferred Shares pursuant to this Agreement. Notwithstanding any provision of this Agreement to the contrary, the Company may from time to time after the date of this Agreement sell, without any consent or acknowledgment of the Purchasers signatory hereto, additional Preferred Shares (not to exceed the $4,000,000 limitation set forth in the preceding sentence) pursuant to the terms of this Agreement or otherwise. Such additional sales of Preferred Shares shall be accomplished through execution by such Purchaser of a signature page to this Agreement and countersignature thereof by the Company. Photocopies of such additional signature pages shall be delivered to each other Purchaser as soon as practicable following the last such sale (the "Final Closing"); it being understood that the Final Closing shall occur on or prior to December 31, 2002. Each closing of the purchase and sale of the Preferred Shares will be deemed to occur when this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and each Purchaser at such closing (which delivery may be effected by facsimile transmission), and full payment of the Purchase Price has been made by each such Purchaser by wire transfer or immediately available funds against physical delivery by the Company of duly executed certificates representing the Preferred Shares purchased by such Purchaser hereunder.

         1.2 Certain Definitions. When used herein, (A) "business day" shall mean any day on which the New York Stock Exchange and commercial banks in the city of New York are open for business, (B) an "affiliate" of a party shall mean any person or entity controlling, controlled by or under common control with that party and (C) "control" shall mean, with respect to an entity, the ability to direct the business, operations or management of such entity, whether through an equity interest therein or otherwise.

2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

         Each Purchaser, solely with respect to him, her or it, hereby makes the following representations and warranties to the Company and agrees with the Company that, as of the date of this Agreement:

         2.1 Authorization; Enforceability. If an entity, such Purchaser is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Preferred Shares and to execute and deliver this Agreement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered by or on behalf of such Purchaser. This Agreement constitutes such Purchaser's valid and legally binding obligation, enforceable in accordance with its terms.

         2.2 Accredited Investor; Investment Intent. Such Purchaser is an accredited investor as that term is defined in Rule 501(a) of Regulation D, and is acquiring the Preferred Shares solely for his, her or its own account for investment purposes as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act; provided, however that in making such representation, such Purchaser does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

         2.3 Information. The Company has provided such Purchaser with information regarding the business, operations and financial condition of the Company, and has granted to such Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Preferred Shares hereunder. Such Purchaser understands that his, her or its investment in the Preferred Shares involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as he, she or it has considered necessary to make an informed investment decision with respect to his, her or its acquisition of the Preferred Shares.

         2.4 Limitations on Disposition. Such Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

         2.5 Legend. Such Purchaser understands that the certificates representing the Securities will bear at issuance a restrictive legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale. Such securities are issued subject to the provisions of (i) the Certificate of Designation relating to the Series A-1 Convertible Preferred Stock of Toreador Resources Corporation (the "Company"), (ii) a Securities Purchase Agreement by and among the Company and the Purchasers signatory thereto (collectively, the "Purchasers") and (iii) a Registration Rights Agreement by and among the Company and the Purchasers."

         Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement, (B) such Securities can be sold pursuant to Rule 144 under the Securities Act ("Rule 144") and a registered broker dealer provides to the Company a customary broker's Rule 144 letter and such Purchaser delivers to the Company a customary seller's representation letter and a copy of any Form 144 which may have been required to be filed by such Holder pursuant to Rule 144, or (C) such Securities are eligible for resale under Rule 144(k), such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

         2.6 No Governmental Review. Such Purchaser understands that no United States Federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         2.7 Residency. Such Purchaser is a resident of that state or jurisdiction specified on the Purchaser's signature page to this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby makes the following representations and warranties to each Purchaser and agrees with such Purchaser that, as of the date of this
Agreement:

         3.1 Organization, Good Standing and Qualification. Each of the Company and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. The term "subsidiaries" shall mean entities in which the Company has an equity interest of 50% or greater.

         3.2 Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) this Agreement, (ii) the Registration Rights Agreement and (iii) all other agreements, documents, certificates or other instruments delivered by the Company contemporaneously herewith (the instruments described in (i), (ii) and (iii) being collectively referred to herein as the "Transaction Documents"), to execute and perform its obligations under the Certificate of Designation, to issue and sell the Preferred Shares to such Purchaser in accordance with the terms hereof, and to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with the Certificate of Designation. All corporate action on the part of the Company by its officers, directors and stockholders necessary for (A) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents and (B) the authorization, execution and filing of, and the performance by the Company of its obligations under, the Certificate of Designation has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the National Association of Securities Dealers, Inc., other than with respect to the listing of the Conversion Shares and/or the Preferred Shares on the Nasdaq National Market System, or otherwise).

         3.3 Enforcement. The Transaction Documents and the Certificate of Designation constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally, (ii) general principles of equity and (iii) as to indemnification under the Securities Act or Exchange Act, principles of public policy.

         3.4 Disclosure Documents; Agreements; Financial Statements; Other Information. The Company has filed with the Commission: (i) the Company's Annual Report on Form 10-K for the year ended December 31, 2001, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002, (iii) all Current Reports on Form 8-K required to be filed with the Commission since December 31, 2001 and (iv) the Company's definitive Proxy Statement for its 2002 Annual Meeting of Stockholders (collectively, the "Disclosure Documents"). Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Exchange Act, and the rules and regulations thereunder and, as of the date of such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Disclosure Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

         3.5 Valid Issuance. The Preferred Shares are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company, (ii) based in part upon the representations of such Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Certificate of Designation. The Conversion Shares are duly authorized and reserved for issuance and, when issued upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation, will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company.

         3.6 No Conflict with Other Instruments. Neither the Company nor any of its subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound, or of any provision of any Federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) execution and filing of the Certificate of Designation, and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares, and the reservation for issuance and issuance of the Conversion Shares) will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries, which violation, conflict, default, lien, charge or encumbrance would have a material adverse affect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole, or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's securities.

4. COVENANTS OF THE COMPANY.

         4.1 Corporate Existence. The Company shall, so long as any Purchaser or any affiliate of such Purchaser beneficially owns any Securities, maintain its corporate existence in good standing and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes or as to which the failure to pay could not reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

         4.2 Provision of Information. Upon written request, the Company shall provide each Purchaser with copies of its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy statements and other materials sent to stockholders, in each such case promptly after the filing thereof with the Commission, until the conversion or redemption of all of the Preferred Shares held by such Purchaser.

         4.3 Form D; Blue-Sky Qualification. The Company agrees to file a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before the

Closing, take such action as is necessary to qualify the Preferred Shares for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom.

         4.4 Reporting Status. As long as any Purchaser or any affiliate of such Purchaser beneficially owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and
(ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

         4.5 Reservation of Common Stock. The Company shall at all times have authorized and reserved for issuance, free from any preemptive rights, solely for the purpose of effecting conversions of the Preferred Shares hereunder, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares in full.

         4.6 Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Shares for general corporate purposes only, in the ordinary course of its business and consistent with past practice and shall not use such proceeds to make a loan to any employee, officer or director of the Company or to repurchase or pay a dividend on shares of Common Stock.

         4.7 Quotation on Nasdaq. The Company shall (i) promptly following the Final Closing, take such action as may be necessary to include the Conversion Shares on the Nasdaq National Market System, and (ii) use its best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market System, the Nasdaq Small Cap Market, the New York Stock Exchange or the American Stock Exchange. The Company shall also contemporaneously with the qualification, designation and listing of the Conversion Shares seek to have the Preferred Shares listed on the Nasdaq National Market System, subject to the Preferred Shares meeting the listing requirements of the Nasdaq National Market System. If such Preferred Shares are listed, the Company shall use its best efforts to maintain the designation and quotation so long as the Preferred Shares are determined to meet any such quotation or listing requirements.

5. MISCELLANEOUS.

         5.1 Survival; Severability. The representations, warranties, covenants and indemnities made by the parties herein shall survive the closing of this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon, provided that the representations and warranties contained herein shall survive for two (2) years following the date of this Agreement. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

         5.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights and obligations hereunder, in connection with any private sale or transfer of the Preferred Shares in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign it rights or obligations under this Agreement.

         5.3 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered herewith, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of the Certificate of Designation, this Agreement or the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         5.4 No Reliance; Representations by Purchasers. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of the other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

         5.5 Injunctive Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

         5.6 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of Texas without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and Federal courts sitting in the City of Dallas, Dallas County, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

         5.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         5.8 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         5.9 Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., central time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

                  If to the Company:

                  Toreador Resources Corporation
                  4809 Cole Avenue, Suite 108
                  Dallas, Texas 75205
                  Attn.: Chief Executive Officer
                  Fax:   214-559-3933

                  with a copy to:

                  Haynes and Boone, LLP
                  901 Main Street, Suite 3100
                  Dallas, Texas 75202
                  Attn: Janice V. Sharry
                  Tel:  214-651-5562
                  Fax:  214-651-5940

and if to any Purchaser, to such address for such Purchaser as shall appear on the signature page hereof executed by such Purchaser, or as shall be designated by such Purchaser in writing to the Company.

         5.10 Expenses. The Company and each Purchaser shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement.

         5.11 Entire Agreement; Amendments. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the undersigned have executed this Agreement.

PURCHASER NAME: Herbert L. Brewer
               -----------------------------



By:  /s/ Herbert L. Brewer                       Dated October 25, 2002
   ------------------------------------                        ---
   Name: Herbert L. Brewer
   Title:


ADDRESS:

   ------------------------------------

   ------------------------------------

   Tel:
       --------------------------------

   Fax:
       --------------------------------


Dollar Amount of Series A-1 Preferred Stock to be Purchased: $250,000
                                                              -----------



Accepted this 1st day of November, 2002.

TOREADOR RESOURCES CORPORATION



By: /s/ G. Thomas Graves III
   --------------------------------------------
   Name:  G. Thomas Graves III
   Title: President and Chief Executive Officer

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the undersigned have executed this Agreement.

PURCHASER NAME: Herbert and Paulyne Brewer 1992 Trust
               ---------------------------------------



By:  /s/ Herbert L. Brewer                       Dated October 25, 2002
   ------------------------------------                        ---
   Name: Herbert L. Brewer
   Title: Trustee


ADDRESS:

   ------------------------------------

   ------------------------------------

   Tel:
       --------------------------------

   Fax:
       --------------------------------


Dollar Amount of Series A-1 Preferred Stock to be Purchased: $250,000
                                                              -----------



Accepted this 1st day of November, 2002.

TOREADOR RESOURCES CORPORATION



By: /s/ G. Thomas Graves III
   --------------------------------------------
   Name:  G. Thomas Graves III
   Title: President and Chief Executive Officer

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the undersigned have executed this Agreement.

PURCHASER NAME: William I. Lee
               -----------------------------



By:  /s/ William I. Lee                          Dated October 29, 2002
   ------------------------------------                        ---
   Name: William I. Lee
   Title:


ADDRESS:

   4809 Cole Ave
   ------------------------------------
   Dallas, Texas 75205
   ------------------------------------

   Tel:
       --------------------------------

   Fax:
       --------------------------------


Dollar Amount of Series A-1 Preferred Stock to be Purchased: $250,000
                                                              -----------



Accepted this 1st day of November, 2002.

TOREADOR RESOURCES CORPORATION



By: /s/ G. Thomas Graves III
   --------------------------------------------
   Name:  G. Thomas Graves III
   Title: President and Chief Executive Officer

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the undersigned have executed this Agreement.

PURCHASER NAME: John Mark McLaughlin
               -----------------------------



By:  /s/ John Mark McLaughlin                    Dated October 29, 2002
   ------------------------------------                        ---
   Name: John Mark McLaughlin
   Title:


ADDRESS:
   2201 Sherwood Way, #201
   ------------------------------------
   San Angelo, Texas 76901
   ------------------------------------

   Tel: 915-942-0401
       --------------------------------

   Fax: 915-947-4859
       --------------------------------


Dollar Amount of Series A-1 Preferred Stock to be Purchased: $150,000
                                                              -----------



Accepted this 1st day of November, 2002.

TOREADOR RESOURCES CORPORATION



By: /s/ G. Thomas Graves III
   --------------------------------------------
   Name:  G. Thomas Graves III
   Title: President and Chief Executive Officer

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the undersigned have executed this Agreement.

PURCHASER NAME: H. R. Sanders, Jr.
               -----------------------------



By:  /s/ H. R. Sanders, Jr.                      Dated October 28, 2002
   ------------------------------------                        ---
   Name: H. R. Sanders, Jr.
   Title:


ADDRESS:

   390 CR 1526
   ------------------------------------
   Morgan, Texas 76871
   ------------------------------------

   Tel: (254) 622-3132
       --------------------------------

   Fax: (254) 622-2636
       --------------------------------


Dollar Amount of Series A-1 Preferred Stock to be Purchased: $25,000
                                                              ----------



Accepted this 1st day of November, 2002.

TOREADOR RESOURCES CORPORATION



By: /s/ G. Thomas Graves III
   --------------------------------------------
   Name:  G. Thomas Graves III
   Title: President and Chief Executive Officer

                             SCHEDULE OF PURCHASERS


                                                                                        PURCHASE PRICE OF
            PURCHASER NAME                             ADDRESS                      SERIES A-1 PREFERRED STOCK
            --------------                             -------                      --------------------------
Herbert L. Brewer                                      2 Cedro Place                $250,000
                                                       Dallas, TX 75230

Herbert and Paulyne Brewer                             2 Cedro Place                $250,000
1992 Trust                                             Dallas, TX 75230

William L. Lee                                         4809 Cole Ave.               $250,000
                                                       Dallas, TX 75205

John Mark McLaughlin                                   2201 Sherwood Way            $150,000
                                                       #201
                                                       San Angelo, TX 76901

H.R. Sanders, Jr.                                      390 CR 1526                  $ 25,000
                                                       Morgan, TX 76671
